SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2004

Saul Centers, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

In February 2004, Saul Centers, Inc. (the “Company”) acquired two shopping center properties. The initial purchase price of each of these acquisitions individually, as provided below, did not exceed 10% of the Company’s total assets as of December 31, 2003, but the aggregate purchase price for both properties did exceed such amount.

On February 13, 2004, the Company acquired Boca Valley Plaza, a 121,000 square foot neighborhood shopping center, located on U.S. Highway 1 in Boca Raton, Florida. The center, constructed in 1988, is approximately 90% leased and is anchored by a 42,000 square foot Publix supermarket. The property was acquired for $17.5 million, subject to the assumption of a $9.2 million mortgage with an interest rate of 6.82%, maturing in 2007. The Company has no material renovation, improvement and development plans for this property.

On February 17, 2004, the Company acquired Countryside Shopping Center, a 130,000 square foot neighborhood shopping center, in Loudoun County, Virginia. The center is approximately 95% leased, anchored by a 47,000 square foot Safeway supermarket and was acquired for a purchase price of $29.7 million. The Company has no material renovation, improvement and development plans for this property.

The acquisitions were made pursuant to separate acquisition agreements, the sellers of which were unrelated to the Company or each other. The purchase price of each property was funded from the Company’s line of credit and cash on hand. In acquiring both properties, the Company evaluated the following factors:

•	the location and accessibility of the properties;

•	the geographic area and demographic characteristics of the surrounding communities, as well as the local real estate markets, including potential for growth and potential regulatory impediments to development;

•	the size of the properties;

•	the purchase prices;

•	the non-financial terms of the acquisitions;

•	the availability of funds or other consideration for the acquisitions and the costs thereof;

•	the “fit” of the properties with the Company’s existing portfolio;

•	the potential for any environmental problems;

•	the current and historical occupancy rates of the properties as well as comparable and competing properties in the same market;

•	the quality of construction and design and the current physical condition of the properties;

•	the financial and other characteristics (including market share) of the anchor tenants and the terms of existing anchor leases; and

•	the potential for capital appreciation.

The Company is not aware of any material factors relating to the properties other than those discussed above that would cause the financial information included in Item 7 below not to be necessarily indicative of future operating results.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements for businesses acquired

1.	Boca Valley Plaza – Audited Statement of Revenues over Certain Expenses for the year ended December 31, 2003.

2.	Countryside Shopping Center – Audited Statement of Revenues over Certain Operating Expenses for the year ended December 31, 2003.

(b)	Pro forma financial information

1.	Saul Centers, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003.

2.	Saul Centers, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003.

(c)	Exhibits

23.	Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Scott V. Schneider Senior Vice President and Chief Financial Officer

Dated: May 7, 2004

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders

Saul Centers, Inc.

We have audited the accompanying statement of revenues over certain expenses of Boca Valley Plaza (the “Property”) for the year ended December 31, 2003. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of certain revenues over certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues over certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of Boca Valley Plaza for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

McLean, Virginia

April 23, 2004

Boca Valley Plaza

Statement of Revenues Over Certain Expenses

For the Year Ended December 31, 2003

Revenues
Base rent	$1,326,866
Expense recoveries	602,579
Other	73,818

Total revenues	2,003,263

Operating expenses
Real estate taxes	262,860
Provision for credit losses	126,671
Repairs and maintenance	97,715
Utilities	72,745
Landscaping	45,751
Professional fees	43,898
Janitorial and trash removal	33,931
Insurance	25,298
Other	4,546

Total operating expenses	713,415

Revenues over certain operating expenses	1,289,848
Interest expense	627,440

Revenues over certain expenses	$662,408

See accompanying notes.

Boca Valley Plaza

Notes to Statement of Revenues Over Certain Expenses

For the year ended December 31, 2003

1.	Description of real property acquired

On February 13, 2004 Saul Centers, Inc. (the “Company”) acquired the 121,000 square foot, grocery anchored, Boca Valley Plaza shopping center (the “Property”) located in Boca Raton, Florida for a purchase price of $17.5 million, subject to the assumption of a $9.2 million mortgage from CH Realty II/Boca L.P. The center was constructed in 1988 and was approximately 90% leased at the date of the acquisition. The Company is organized as a real estate investment trust and engages in ownership operation, management, leasing, acquisition, renovation, expansion, development and financing of community and neighborhood shopping centers and office properties primarily in the Washington, D.C./Baltimore metropolitan area.

2.	Basis of accounting

The accompanying statement of revenues over certain expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the real estate acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as amortization, depreciation and corporate expenses. Therefore, the statement will not be comparable to the statement of operations of CH Realty II/Boca L.P. after its acquisition by the Company.

3.	Significant accounting policies

Rental revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of recognized rental income over amounts due pursuant to lease terms is recorded as straight-line rent receivable. The impact of the straight-line adjustment increased revenue by approximately $90,000 for the year ended December 31, 2003.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the Unites States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Description of leasing arrangements

The retail space in the property is leased to tenants under leases with terms that vary in length and conditions. Most leases contain operating expense and real estate tax recovery clauses and certain leases contain renewal options. CH Realty II/Boca L.P.’s interest in all lease agreements was assigned to the Company upon its acquisition of the property.

Boca Valley Plaza

Notes to Statement of Revenues Over Certain Expenses

For the year ended December 31, 2003

5.	Future minimum rental commitments

Future minimum gross rental commitments for the years ended December 31 are as follows:

2004	$1,024,000
2005	1,245,000
2006	1,216,000
2007	1,086,000
2008	1,031,000
Thereafter	8,507,000

$14,109,000

6.	Interest expense

The property was acquired subject to the assumption of a $9.2 million mortgage note. The mortgage note, which matures on April 5, 2007, bears interest at 6.82%. The note calls for monthly interest only payments of $52,287 with the entire principal amount due at maturity.

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders

Saul Centers, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Countryside Shopping Center (the “Property”) for the year ended December 31, 2003. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of certain revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Countryside Shopping Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

McLean, Virginia

April 23, 2004

Countryside Shopping Center

Statement of Revenues Over Certain Operating Expenses

For the Year Ended December 31, 2003

Revenues
Base rent	$2,415,094
Expense recoveries	589,276
Other	46,391

Total revenues	3,050,761

Operating expenses
Real estate taxes	289,514
Provision for credit losses	70,171
Repairs and maintenance	188,518
Utilities	34,600
Landscaping	46,330
Professional fees	21,841
Janitorial and trash removal	86,957
Insurance	34,347
Advertising and marketing	23,625
Other	15,926

Total operating expenses	811,829

Revenues over certain operating expenses	$2,238,932

See accompanying notes.

Countryside Shopping Center

Notes to Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

1.	Description of real property acquired

On February 17, 2004 Saul Centers, Inc. (the “Company”) acquired the 130,000 square foot, grocery anchored, Countryside Shopping Center (the “Property”) located in Loudoun County, Virginia for a purchase price of $29.7 million from TCI Countryside L.P. The center was approximately 95% leased at the date of the acquisition. The Company is organized as a real estate investment trust and engages in ownership operation, management, leasing, acquisition, renovation, expansion, development and financing of community and neighborhood shopping centers and office properties primarily in the Washington, D.C./Baltimore metropolitan area.

2.	Basis of accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the real estate acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as amortization, depreciation, interest and corporate expenses. Therefore, the statement will not be comparable to the statement of operations of TCI Countryside L.P. after its acquisition by the Company.

3.	Significant accounting policies

Rental revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of recognized rental income over amounts due pursuant to lease terms is recorded as straight-line rent receivable. The impact of the straight-line adjustment increased revenue by approximately $15,000 for the year ended December 31, 2003.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the Unites States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Description of leasing arrangements

The retail space in the property is leased to tenants under leases with terms that vary in length and conditions. Most leases contain operating expense and real estate tax recovery clauses and certain leases contain renewal options. TCI Countryside L.P.’s interest in all lease agreements was assigned to the Company upon its acquisition of the property.

Countryside Shopping Center

Notes to Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

5.	Future minimum rental commitments

Future minimum gross rental commitments for the years ended December 31 are as follows:

2004	$1,972,000
2005	2,264,000
2006	1,990,000
2007	1,398,000
2008	1,282,000
Thereafter	3,705,000

$12,611,000

Saul Centers, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet and

Condensed Consolidated Statement of Operations

The pro forma balance sheet as of December 31, 2003 presents consolidated information as if the acquisitions had taken place on December 31, 2003. The pro forma statement of operations for the year ended December 31, 2003 present pro forma results of operations as of the acquisitions had taken place as of the beginning of the reporting period.

The Company purchased Boca Valley Plaza on February 13, 2004 and the Countryside Shopping Center on February 17, 2004.

The unaudited consolidated pro forma financial information is not necessarily indicative of what the Company’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent the Company’s results of operations or financial position for any future period. The pro forma results of operations for the period ended December 31, 2003 is not necessarily indicative of the actual operating results for that period.

The unaudited consolidated pro forma financial statements should be read in conjunction with the Company’s consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and the Statements of Revenues Over Certain Expenses and Notes included elsewhere in this Form 8-K. In management’s opinion, all adjustments necessary to reflect these transactions have been made.

Saul Centers, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

December 31, 2003

(In thousands)

	Registrant	Pro Forma Adj’s		Pro Forma
Assets
Real estate at cost	$552,115	45,480	(1)	$597,595
Accumulated depreciation	(164,823)			(164,823)

	387,292			432,772
Cash and cash equivalents	45,244	(37,444	)(2)	7,800
Accounts receivable and accrued income, net	14,642	120	(2)	14,762
Prepaid expenses, net	18,977	(750	)(2)	20,672
		2,309	(1)
		136	(1)
Deferred debt costs, net	4,224	124	(2)	4,348
Other assets	1,237			1,237

Total assets	$471,616	$9,975		$481,591

Liabilities
Notes payable	$357,248	9,200	(2)	$366,448
Dividends and distributions payable	9,454			9,454
Accounts payable, accrued expenses and other liabilities	7,793	775	(2)	8,568
Deferred income	4,478			4,478

Total liabilities	378,973	9,975		388,948

Stockholders’ equity
Series A Cumulative Redeemable Preferred stock, par value $0.01 per share 1,000,000 authorized and 40,000 issued and outstanding shares	100,000			100,000
Common stock, $0.01 par value, 30,000,000 shares authorized 15,861,234 shares issued and outstanding	159			159
Additional paid-in capital	91,469			91,469
Accumulated deficit	(98,985)			(98,985)

Total stockholders’ equity	92,643	—		92,643

Total liabilities and stockholders’ equity	$471,616	$9,975		$481,591

Saul Centers, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

December 31, 2003

(In thousands)

Notes to Pro Forma Balance Sheet

(1)	The Company accounted for the acquisitions using the purchase method of accounting in accordance with SFAS 141, “Business Combinations.” The Company allocates the purchase price to various components such as land, buildings, intangibles related to in-place leases and customer relationships, if applicable, based on the relative fair value of each component.

Real estate

Purchase price – both properties	$47,250
Acquisition costs	675

Total acquisition cost	$47,925

Amount allocated to building	$32,325
Amount allocated to land	13,155

Real estate at cost	45,480
Amount allocated to tenant origination costs	2,309
Amount allocated to net lease intangibles	136

$47,925

(2)	Adjustments to Pro Forma Condensed Consolidated Balance Sheet represent cash paid, assumption of mortgage debt and associated costs, application of acquisition deposits, prepaid expense credits received at settlement, mainly real estate taxes, security deposits collected and the assumption of certain accounts receivable and accrued liabilities from the sellers.

Acquisition of properties

Total acquisition costs	$47,925
Mortgage assumed	(9,200)
Mortgage debt costs	124
Cash deposits held in escrow	(750)
Accrued expenses	(270)
Accounts receivable	120
Security deposits and other liabilities	(505)

Net cash and cash equivalents	$37,444

Saul Centers, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2003

(In thousands, except per share amounts)

	Registrant	Boca Valley Plaza	Countryside	Pro Forma Adj’s		Pro Forma
Revenue
Base rent	$78,167	$1,327	$2,415	$54	(1)	$81,963
Expense recoveries	14,438	602	589	—		15,629
Other	5,279	74	47	(56	)(2)	5,344

Total revenue	97,884	2,003	3,051	(2)		102,936

Operating expenses
Real estate expenses	20,114	713	812	—		21,639
Interest expense	25,772	627	—	976	(3)	27,375
Amortization of deferred debt expense	801	—	—	30	(4)	831
Deprecaition and amortization	17,838	—	—	1,037	(5)	18,875
General and administrative	6,213	—	—	—		6,213

Total operating expenses	70,738	1,340	812	2,043		74,933

Income from continuing operations	$27,146	$663	$2,239	$(2,045)		$28,003

Shares - basic	15,591					15,591

Shares - diluted	15,608					15,608

Income from continuing operations per share - basic	$1.74					$1.80

Income from continuing operations per share - diluted	$1.74					$1.79

Notes to Pro Forma Statement of Operations

(1)	Represents amortization of the net intangible lease asset based on the average remaining life of the acquired leases and straight line rent adjustments.
(2)	To adjust interest income to reflect cash outlay for property acquisitions.
(3)	Represents interest expense on line of credit draws totaling $37.4 million, used to fund acquisitions.

The line of credit was repaid from proceeds from the Company’s $100 million Preferred Debt offering, on or about November 15, 2003. The weighted average interest rate for the line of credit during the year ended December 31, 2003 was 2.979%, based on LIBOR plus a spread of 1.625% to 1.875%.

(4)	Represents amortization of debt costs incurred with the assumption of the Boca Valley Plaza mortgage.
(5)	Represents depreciation over 40 years, based upon the portion of the purchase price allocated to building plus amortization of tenant origination cost over the average remaining life of the acquired leases.